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                                                                   EXHIBIT 10.21

BANK OF AMERICA
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                                                          AMENDMENT TO DOCUMENTS


                   AMENDMENT NO. 5 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 5 (the "Amendment") dated as of March 12, 1999, is between Bank of America National Trust and Savings Association (the "Bank") and California Water Service Company (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 4, 1997, as previously amended (the "Agreement").

     B. The Bank and Borrower desire to further amend the Agreement.

                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. AMENDMENTS. The Agreement is hereby amended as follows:

          2.1  Paragraph 6.6 is amended to read in its entirety as follows:

               6.6 OUT OF DEBT PERIOD. To repay any advances in full, and not to draw any additional advances on its revolving line of credit, for a period of at least 30 consecutive days between January 1, 1998 and April 30, 1999.

     3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, ( c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA                            CALIFORNIA WATER SERVICE COMPANY
NATIONAL TRUST AND SAVINGS ASSOCIATION




/s/ JEFFREY PERKINS                        /s/ GERALD F. FEENEY
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By:  Jeffrey Perkins, Vice President       By: Gerald F. Feeney, Vice President,
                                               C.F.O. and Treasurer